                                 MAIRS AND POWER
                                GROWTH FUND, INC.



2ND QUARTER REPORT
June 30, 2001

To Our Shareholders:                                             August 16, 2001

         Mairs and Power Growth Fund registered a return of 1.2% for the six month period ending June 30, 2001. This compares favorably with declines of 6.7% for the Standard & Poor's 500 Stock Index and 1.9% for the Dow Jones Industrial Average. The average domestic diversified stock fund had a loss of 5.8% for the period, according to Lipper, Inc. While we are pleased with our relative performance this year, we would continue to emphasize our longer term performance. For the ten year period ending June 30, the Fund had an average annual return of 18.3% compared with 15.1% for the S&P 500. FORBES MAGAZINE, in the August 22 issue, presented its annual survey of mutual funds. The survey includes an Honor Roll of ten funds measured by performance, preservation of capital in declining markets, tax efficiency and continuity of management. Mairs and Power Growth Fund appeared on this list as it has in four of the past five years. In addition, FORBES listed 20 stock funds which they recommended as Best Buys based on relatively high risk-adjusted returns as well as low overhead costs. The Fund appeared on that list as well, as it also has in four of the past five years.

         The U.S. economy continued its sluggish performance during the second quarter with Gross Domestic Product rising at a scant 0.7% annual rate, the lowest in eight years. Revisions to prior years' data show growth first dropped below 2% in last year's third quarter, not in the fourth as previously reported. Therefore, the slowdown is now a year old. The economy has been pushed to the edge of a recession by a sharp decline in business investment. In the second quarter, non-residential investment declined at a 13.6% annual rate, its worst showing since 1987. On the other hand, spending by consumers, which accounts for two thirds of GDP, grew 2.1% in the second quarter and spending on housing remained strong. Weakness in the economy has been centered in the manufacturing sector with industrial production declining for nine consecutive months. However, industrial production has remained unchanged in the month of July even though inventories are continuing to decline. Therefore, deterioration in this sector may be ending. The unemployment rate has held steady for several months and personal income continues to show modest gains. Most economists still believe that growth will pick up in the second half of the year due to the combined impact of lower interest rates, falling energy costs and the tax rebate. The Federal Reserve has been aggressive in its efforts to stimulate renewed growth and has now lowered short-term interest rates from 6.5% to 3.75% and has indicated a willingness to take further action should it become warranted. Corporate earnings, particularly in the manufacturing sector, have shown notable weakness this year and recovery may not be evident for several months. However, once the economy strengthens, earnings should improve and analysts' projections for next year are favorable. These trends should provide the basis for rising valuations for most stocks in the months ahead.

         The Board of Directors of the Fund has authorized a 2-for-1 stock split effective October 10th. The distribution of realized capital gains to be made in December should be moderate in size in 2001 and is not expected to exceed $5.00 per share on the pre-split shares.

                                                                George A. Mairs
                                                                      President

SCHEDULE OF INVESTMENTS                                            JUNE 30, 2001

 NUMBER OF                                                                                         MARKET
  SHARES                          COMMON STOCKS                                                    VALUE
----------                    ----------------------------                                --------------------------
                              BASIC INDUSTRIES  13.4%
   728,100                    BMC Industries, Inc.                                        $                4,368,600
   374,000                    Bemis Company, Inc.                                                         15,023,580
   520,000                    Ecolab, Inc.                                                                21,304,400
   287,000                    H. B. Fuller                                                                14,321,300
   512,500                    The Valspar Corporation                                                     18,193,750
   160,000                    Weyerhaeuser Company                                                         8,795,200
                                                                                          ---------------------------
                                                                                                          82,006,830
                                                                                          ---------------------------
                              CAPITAL GOODS  10.5%
   603,600                    Donaldson Company, Inc.                                                     18,802,140
   867,775                    Graco Inc.                                                                  28,636,575
 1,210,600                    MTS Systems Corporation                                                     16,694,174
                                                                                          ---------------------------
                                                                                                          64,132,889
                                                                                          ---------------------------
                              CONSUMER CYCLICAL  10.4%
   114,000                    Arbitron, Inc. *                                                             2,747,400
   460,000                    Deluxe Corp.                                                                13,294,000
   866,000                    Target Corporation                                                          29,963,600
   395,800                    The Toro Company                                                            17,791,210
                                                                                          ---------------------------
                                                                                                          63,796,210
                                                                                          ---------------------------
                              CONSUMER STAPLE  10.3%
   524,000                    General Mills, Inc.                                                         22,940,720
   960,000                    Hormel Foods Corporation                                                    23,366,400
   978,000                    SUPERVALU Inc.                                                              17,163,900
                                                                                          ---------------------------
                                                                                                          63,471,020
                                                                                          ---------------------------
                              FINANCIAL  17.1%
   436,000                    St. Paul Companies, Inc.                                                    22,100,840
   660,000                    TCF Financial Corporation                                                   30,564,600
   980,350                    US Bancorp                                                                  22,342,176
   650,000                    Wells Fargo & Company                                                       30,179,500
                                                                                          ---------------------------
                                                                                                         105,187,116
                                                                                          ---------------------------
                              HEALTH CARE  19.4%
   564,000                    Baxter International, Inc.                                                  27,636,000
    56,400                    Edwards Lifesciences Corp. *                                                 1,486,704
   430,000                    Johnson & Johnson                                                           21,500,000
   562,000                    Medtronic, Incorporated                                                     25,857,620
   558,000                    Pfizer Inc.                                                                 22,347,900
   335,000                    St. Jude Medical, Inc. *                                                    20,100,000
                                                                                          ---------------------------
                                                                                                         118,928,224
                                                                                          ---------------------------
                              TECHNOLOGY  11.6%
 1,446,000                    ADC Telecommunications Inc. *                                                9,543,600
   570,000                    Ceridian *                                                                  10,926,900
   340,000                    Corning, Inc.                                                                5,681,400
   443,130                    eFunds Corp. *                                                               8,242,218
   358,050                    Emerson Electric Co.                                                        21,662,025
   438,750                    Honeywell International Inc.                                                15,351,863
                                                                                          ---------------------------
                                                                                                          71,408,006
                                                                                          ---------------------------
                              DIVERSIFIED  3.8%
   203,000                    Minnesota Mining & Manufacturing Company                                    23,162,300
                                                                                          ---------------------------
                              TOTAL COMMON STOCKS  96.5%                                                 592,092,595
                              SHORT TERM INVESTMENTS  3.6%
16,864,721                    Firstar Institutional Money Market Fund                                     16,864,721
 5,261,010                    Merrill Lynch Institutional Money Market Fund                                5,261,010
                                                                                          ---------------------------
                                                                                                          22,125,731
                                                                                          ---------------------------
                              TOTAL INVESTMENTS  100.1%                                                  614,218,326
                              OTHER ASSETS AND LIABILITIES (NET)  -0.1%                                     (483,673)
                                                                                          ---------------------------
                              NET ASSETS  100%                                            $              613,734,653
                                                                                          ===========================

*Non-income producing

STATEMENT OF NET ASSETS                                         AT JUNE 30, 2001

ASSETS
Investments at market value (cost $367,568,251)                                                              $  592,092,595
Cash                                                                                                             22,125,732
Dividends and interest receivable                                                                                   644,836
Receivables for securities sold, not yet delivered                                                                  619,975
Prepaid expense                                                                                                      26,353
                                                                                                             --------------
                                                                                                                615,509,491
LIABILITIES
Accrued management fee                                                     $  308,175
Accrued custodian and transfer agent fee                                       83,143
Payable for securities purchased, not yet received                          1,383,520                             1,774,838
                                                                           ----------                        --------------
NET ASSETS
Equivalent to $107.67 per share on 5,700,084 shares outstanding                                              $  613,734,653
                                                                                                             ==============

STATEMENT OF CHANGES IN NET ASSETS        FOR THE SIX MONTHS ENDED JUNE 30, 2001

NET ASSETS, December 31, 2000                                                                                $  581,668,419
Net investment income, per statement below                               $  2,838,950
Distribution to shareholders                                               (2,272,118)                              566,832
Fund shares issued and repurchased:                                      ------------
   Received for 498,048 shares issued                                      51,533,388
   Paid for 243,483 shares repurchased                                    (25,003,141)                           26,530,247
Increase in unrealized net appreciation (depreciation) of investments    ------------                               480,139
Net gain (or loss) realized from sales of securities                                                              4,489,016
                                                                                                             --------------
NET ASSETS, June 30, 2001                                                                                    $  613,734,653
                                                                                                             ==============

STATEMENT OF NET INVESTMENT INCOME        FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME
Dividends                                                                                                      $  4,723,136
Interest                                                                                                            346,567
                                                                                                               ------------
                                                                                                                  5,069,703
EXPENSES
Management fee (Note A)                                                  $  1,757,487
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                                        246,617
Legal and auditing fees and expenses                                           14,180
Insurance                                                                       6,223
Other Fees and Expenses                                                       206,246                             2,230,753
                                                                         ------------                          ------------
NET INVESTMENT INCOME                                                                                          $  2,838,950
                                                                                                               ============

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month at an annual rate of 0.60% of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received $43,200.00 in compensation for meetings attended during this six month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the six months ended June 30, 2001 aggregated $32,094,031 and $5,655,727 respectively.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
Investment Adviser:  651-222-8478          Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                                              PER SHARE
                                                                      ---------------------------------------------------------
                                                                                            DISTRIBUTIONS             DIVIDENDS
                                                                                             OF REALIZED              FROM NET
                       SHARES                   TOTAL NET              NET ASSET             SECURITIES              INVESTMENT
    DATES            OUTSTANDING                  ASSETS                 VALUE                  GAINS                  INCOME
-------------        ------------                ------------          ---------            -------------            ----------
Dec. 31, 1981             861,678                $ 13,148,158             $15.26                $0.74                   $ 0.60
Dec. 31, 1982             850,942                  16,784,217              19.72                 0.58                     0.50
Dec. 31, 1983             881,592                  18,972,177              21.52                 0.70                     0.48
Dec. 31, 1984             872,069                  17,304,204              19.84                 0.76                     0.46
Dec. 31, 1985             856,738                  21,553,457              25.16                 0.86                     0.46
Dec. 31, 1986             893,850                  22,235,453              24.88                 2.74                     0.40
Dec. 31, 1987             914,139                  19,816,097              21.68                 2.29                     0.48
Dec. 31, 1988             929,039                  20,630,251              22.21                 1.21                     0.41
Dec. 31, 1989             866,584                  22,630,081              26.11                 1.83                     0.43
Dec. 31, 1990             867,432                  22,501,587              25.94                 0.70                     0.42
Dec. 31, 1991             904,023                  31,440,529              34.78                 1.58                     0.39
Dec. 31, 1992             956,814                  34,363,306              35.91                 1.16                     0.40
Dec. 31, 1993           1,006,285                  39,081,010              38.84                 1.22                     0.43
Dec. 31, 1994           1,064,019                  41,889,850              39.37                 0.98                     0.65
Dec. 31, 1995           1,245,325                  70,536,880              56.64                 1.51                     0.56
Dec. 31, 1996           2,161,246                 150,161,759              69.48                 1.39                     0.71
Dec. 31, 1997           4,760,515                 412,590,619              86.67                 1.91                     0.78
Dec. 31, 1998           6,262,832                 580,460,523              92.68                 1.36                     0.72
Dec. 31, 1999           5,885,897                 546,836,085              92.91                 5.48                     0.93
Dec. 31, 2000           5,445,519                 581,668,419             106.82                 9.64                     1.09
Jun. 30, 2001           5,700,084                 613,734,653             107.67                   -                      0.40

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS
                  THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
                  (PERIOD ENDED JUNE 30, 2001) ARE AS FOLLOWS:

          1 YEAR: +18.9%      5 YEARS: +17.2%          10 YEARS: +18.3%

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                             OFFICERS AND DIRECTORS

 George A. Mairs, III          William B. Frels                   Peter G. Robb            Lisa J. Hartzell
President and Director      Secretary and Director         Vice-President and Director         Treasurer

 Norbert J. Conzemius           Charlton Dietz              Donald E. Garretson            J. Thomas Simonet
       Director                    Director                       Director                      Director